UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by

Rule 14(c)-5(d)(2))

☒	Definitive Information Statement
CapTerra Financial Group, Inc.
(Name of the Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No Fee Required

☐	Fee Computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, schedule, or registration statement number:

3.	Filing party:

4.	Date filed:

CAPTERRA FINANCIAL GROUP, INC.
1621 18th Street, Suite 250
Denver, Colorado 80202

INFORMATION STATEMENT

GENERAL

This Information Statement is first being mailed on or about March 8, 2011, to shareholders of CapTerra Financial Group, Inc. as of the close of business on March 8, 2011 (the “Record Date”).  This Information Statement relates to written consents in lieu of a meeting (the “Written Consents”), of shareholders of the Company owning at least a majority of the outstanding shares of common stock as of the Record Date (the “Majority Shareholders”). Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to CapTerra Financial Group, Inc.

The Written Consents authorized the Company to change the Company’s state of incorporation from Colorado to Delaware by merging with NexCore Healthcare Capital Corp, a Delaware corporation and wholly-owned subsidiary of the Company (the “Reincorporation”) and also to approve certain amendments to the Company’s 2008 Equity Compensation Plan (the “Amended and Restated Plan”).  Upon Reincorporation, the Company’s name will change from CapTerra Financial Group, Inc. to NexCore Healthcare Capital Corp.  The Reincorporation will not result in any change in the Company’s headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth.  We believe it will be beneficial to the Company and its shareholders to obtain the benefits of Delaware’s comprehensive, widely used and extensively-interpreted corporate law.

Because of differences between the laws of Colorado and Delaware, as well as differences between the Company’s charter and bylaws before and after the Reincorporation, the Reincorporation will cause some changes in your rights as a shareholder. The most significant of these changes are discussed in detail in this Information Statement under “Comparison of Shareholder Rights Before and After the Reincorporation” beginning on page 6.  We expect the Reincorporation will be tax-free to you for U.S. federal income tax purposes.  Upon completion of the Reincorporation, your shares will continue to be quoted on the Over-The-Counter Market.

The Reincorporation will become effective upon filing Articles of Merger with the Colorado Secretary of State and a Certificate of Merger with the Delaware Secretary of State (the “Effective Time”).

A copy of the Agreement and Plan of Merger is attached to this Information Statement as Annex A.  Copies of the Certificate of Incorporation and Bylaws of NexCore Healthcare Capital Corp are attached to this Information Statement as Annexes B and C, respectively.  A copy of the Amended and Restated Plan is attached to this Information Statement as Annex D.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A SHAREHOLDER MEETING AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

Gregory C. Venn
President and Chief Executive Officer

Date: March 8, 2011

ITEM 1: AUTHORIZATION OF THE REINCORPORATION BY THE BOARD OF DIRECTORS AND THE MAJORITY SHAREHOLDERS

Under the Colorado Business Corporation Act (the “CBCA”) and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a shareholders meeting consent to such action in writing. The approval of the Reincorporation requires the affirmative vote or written consent of a majority of our outstanding shares of common stock.  Each shareholder is entitled to one vote per share of common stock held on any matter that may properly come before the shareholders.

On the Record Date, the Company had 49,455,841 shares of common stock issued and outstanding.

On January 19, 2011, our Board of Directors unanimously adopted resolutions approving the Reincorporation and recommended that our shareholders approve the Reincorporation.  Our Board of Directors then elected to seek the written consent of the Majority Shareholders in order to reduce associated costs and implement the proposals in a timely manner.

The purpose of the Reincorporation is to provide the Company and its shareholders with the benefits of Delaware’s comprehensive, widely used and extensively interpreted corporate law.

CONSENTING SHAREHOLDERS

As of the Record Date, GDBA Investments, LLC, BOCO Investments, LLC, and Gregory C. Venn and Peter Kloepfer, as trustees of a Voting Trust, who collectively control approximately 93% of the outstanding shares of our common stock, consented in writing to the Reincorporation.

Accordingly, we have obtained all necessary corporate approvals in connection with the Reincorporation. We are not seeking written consent from any other shareholders, and the other shareholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising shareholders of the actions taken by written consent and giving stockholders notice of such actions taken as required by the applicable law.

As the actions taken by the Majority Shareholders were by written consent, there will be no shareholders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

The Reincorporation will become effective upon filing Articles of Merger with the Colorado Secretary of State and a Certificate of Merger with the Delaware Secretary of State.

SUMMARY TERM SHEET

The following is a summary of certain information contained in this document. You should carefully review this entire document along with the annexes attached hereto to understand the contents  fully.

•
The Plan of Reincorporation (See page 4):  We are authorized to change the state of incorporation of CapTerra Financial Group, Inc. (the “Company”) from Colorado to Delaware by merging it into NexCore Healthcare Capital Corp, a Delaware corporation and wholly-owned subsidiary of the Company (“NexCore Healthcare”). We sometimes refer to this transaction as the Reincorporation.

•
Our Reasons for the Reincorporation (See pages 4–5):  The primary reason for the Reincorporation is to obtain the benefits of Delaware’s comprehensive, widely used and extensively interpreted corporation law.

•	Our Name in Connection with the Reincorporation: The name of the Company will change in connection with the reincorporation to NexCore Healthcare Capital Corp.

•
Effect of the Reincorporation (See page 4):  The Reincorporation will be consummated and the Company will be incorporated in Delaware under the name of NexCore Healthcare Capital Corp. The Reincorporation will not change our headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth. The current directors and officers of the Company will become the directors and officers of NexCore Healthcare upon effectiveness of the Reincorporation. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the Reincorporation.

•
What You Will Receive in the Reincorporation (See page 5):  You will not need to exchange your existing stock certificates for stock certificates of NexCore Healthcare. Each of your shares of common stock automatically will be converted into one common share of NexCore Healthcare.

•
Effect of the Reincorporation on the Trading of Your Shares of Common Stock (See page 4):  At the Effective Time of the Reincorporation, your shares of common stock will become an equivalent number of common shares of NexCore Healthcare and will continue to be quoted on the Over-The-Counter Market.

•
Dissenters’ Rights (See pages 12):  Because the shares of the Company are not listed on an exchange, the holder of such shares is entitled to dissenters’ rights under Colorado law in connection with the Reincorporation.

•
Tax Effects of the Reincorporation (See page 11):  We believe the Reincorporation will be tax-free to our shareholders and you will be entitled to the same aggregate basis in the shares of NexCore Healthcare as the aggregate basis you have in our common stock. Everyone’s tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the reincorporation.

•
Changes in Shareholder Rights (See pages 6-10):  After completion of the Reincorporation, the rights of all shareholders will be governed by Delaware law and by NexCore Healthcare’s Delaware certificate of incorporation and bylaws. The most significant changes in shareholders’ rights before and after the reincorporation are discussed in detail in “Comparison of Shareholder Rights Before and After the Reincorporation.”

•	Whom You Should Call with Questions: If you have further questions, you may contact Jim Creamer, our chief financial officer, at (303) 244-0700.

DESCRIPTION OF THE PLAN OF REINCORPORATION
OF CAPTERRA FINANCIAL GROUP, INC.
 IN THE STATE OF DELAWARE

The following is a description of the material provisions of the Agreement and Plan of Merger and the effects of the Reincorporation of the Company from Colorado to Delaware.

GENERAL

The Company acts as a developer, principally for healthcare-related real estate projects.  All of our operations are located in the United States.

The Company will be reincorporated from Colorado to Delaware (the “Reincorporation”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), by and between the Company and NexCore Healthcare Capital Corp (“NexCore Healthcare”), a Delaware corporation and a wholly-owned subsidiary of the Company. On January 19, 2011, the boards of directors of each of the companies unanimously approved the Merger Agreement, and subsequently the Company, as the sole stockholder of NexCore Healthcare, adopted the Merger Agreement.  The Merger Agreement is attached as Annex A to this Information Statement.

NO CHANGE IN BUSINESS, JOBS, PHYSICAL LOCATION, ETC.

The Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.” However, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with NexCore Healthcare. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the Reincorporation. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the merger as a result of the Reincorporation.  Upon the Effective Time of the Reincorporation, your shares of common stock of the Company will be converted into an equivalent number of shares of common stock of NexCore Healthcare and such shares will continue to be quoted on the Over-The-Counter Market.

REASONS FOR THE REINCORPORATION

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The Delaware General Corporation Law (the “DGCL”) is frequently revised and updated to accommodate changing legal and business needs.

In addition, Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law interpreting Delaware corporate laws, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance.

Reincorporation from Colorado to Delaware also may make it easier to attract future candidates willing to serve on our board of directors, because many of such candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

NEXCORE HEALTHCARE

NexCore Healthcare, our wholly owned subsidiary, was incorporated under the DGCL on January 7, 2011 under the name “NexCore Healthcare Capital Corp,” exclusively for the purpose of merging with the Company. The address and phone number of NexCore Healthcare’s principal office are the same as those of the Company. Prior to the Reincorporation, NexCore Healthcare will have no material assets or liabilities and will not have carried on any business.

Upon completion of the Reincorporation, your rights will be governed by the DGCL and the certificate of incorporation and the bylaws of NexCore Healthcare. NexCore Healthcare’s Certificate of Incorporation and Bylaws are attached to this Information Statement as Annexes B and C, respectively.

THE MERGER AGREEMENT

The Merger Agreement provides that the Company will merge with and into NexCore Healthcare, with NexCore Healthcare being the surviving corporation. Pursuant to the Merger Agreement, NexCore Healthcare will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of NexCore Healthcare for identical terms of office. Our existing subsidiaries will become the subsidiaries of NexCore Healthcare.

At the Effective Time of the Reincorporation, each outstanding share of common stock of the Company, with respect to which dissenters’ rights are not validly perfected, automatically will be converted into one share of common stock, par value $0.001, of NexCore Healthcare. You will not have to exchange your existing stock certificates of the Company for stock certificates of NexCore Healthcare. However, after consummation of the Reincorporation, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to NexCore Healthcare’s transfer agent for cancellation, and obtain a new Delaware form of certificate.

Pursuant to the Reincorporation, NexCore Healthcare will assume all of the Company’s obligations under the Company’s 2008 Equity Compensation Plan.

The Merger Agreement, and consequently the Reincorporation, was unanimously approved by the board of directors of the Company and the board of directors of NexCore Healthcare and subsequently was adopted by the Majority Shareholders and by the Company, as the sole stockholder of NexCore Healthcare.

EFFECTIVE TIME

The Reincorporation will become effective upon filing Articles of Merger with the Colorado Secretary of State and a Certificate of Merger with the Delaware Secretary of State.  However, the Merger Agreement may be terminated and abandoned by action of the board of directors of the Company at any time prior to the Effective Time of the Reincorporation, despite the approval by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would be inadvisable or not in the best interests of the Company and its shareholders.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

Because of differences between the CBCA and the DGCL, as well as some changes to the charter and bylaws, the Reincorporation will change some rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation, as a result of the differences among the CBCA and the DGCL, the Articles of Incorporation of and Bylaws of the Company (the “Colorado Charter” and “Colorado Bylaws”), and the Certificate of Incorporation and Bylaws of NexCore Healthcare (the “Delaware Charter” and “Delaware Bylaws”). In addition to the changes described below, certain technical changes have been made to the Delaware Charter and Bylaws in comparison to the Colorado Charter and Bylaws to reflect non-material differences between the DGCL and the CBCA and to conform to best practices in corporate governance. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Charter and Bylaws, the DGCL, and the Delaware Charter and Bylaws.

CAPTERRA FINANCIAL GROUP, INC. (COLORADO)	NEXCORE HEALTHCARE CAPITAL CORP (DELAWARE)

VOTE REQUIRED FOR ELECTION OF DIRECTORS

The Colorado Charter provides that a director is elected by a majority of the shares entitled to vote.	The Delaware Bylaws provide that a director is elected by a majority of the votes of shares entitled to vote and present, either in person or by proxy, at a meeting at which there is a quorum.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE THE ANNUAL MEETING

The Colorado Bylaws did not specify whether a shareholder must give advance notice of business to be brought before the annual meeting.
The Delaware Bylaws provide that a stockholder may propose business to be brought before an annual meeting only if such stockholder has given timely notice to the Secretary of the corporation in proper written form of the stockholder’s intent to propose such business.

ACTION BY SHAREHOLDERS WITHOUT A MEETING

The CBCA and the Colorado Charter provide that any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting if a majority of the shareholders entitled to vote thereon consent to such action in writing.

The DGCL and the Delaware Charter provide that any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting if a majority of the shareholders entitled to vote thereon consent to such action in writing.

Consistent with DGCL requirements, the Delaware Bylaws contain the following provisions: (i) in order to be effective, all written consents must be delivered to the corporation within 60 days of the earliest dated consent delivered to the corporation, and (ii) prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the corporation.

INDEMNIFICATION

The Colorado Bylaws require indemnification of directors and officers, except in relation to matters as to which that person was finally adjudged to be liable for willful misconduct, willful neglect, or gross negligence.

In addition, as required by the CBCA, the Company is required to give shareholders, with or before the notice for the next shareholders’ meeting, a notice of all indemnification of, or advancement of expenses to, directors of the Company in connection with a proceeding by or in the right of the corporation.

The Delaware Bylaws provide that our officers and directors are to be indemnified to the fullest extent permitted by Delaware law.  The Delaware Bylaws are similar to the Colorado Bylaws with respect to mandatory indemnification of directors and officers, including the requirement to act in good faith and in a manner reasonably believed to be in the best interests of the corporation.

The Delaware Charter and Bylaws do not contain the requirement of a notice to stockholders in the event of indemnification of, or advancement of expenses to, directors of the corporation in connection with a proceeding by or in the right of the corporation.

CHARTER AMENDMENTS

Under the CBCA, amendments to the Colorado Charter, other than ministerial amendments authorized by the directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.

Amendments to the Delaware Charter generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

AMENDMENT TO THE BYLAWS

The Colorado Bylaws provide that the board of directors may amend, restate or repeal the bylaws by the affirmative vote of the majority of the full board.	The Delaware Bylaws provide that the board of directors may amend, restate or repeal the bylaws at any meeting by a majority of the directors present at a meeting at which there is a quorum.

PREFERRED STOCK

The Colorado Charter authorizes the board of directors to issue up to one million (1,000,000) shares of preferred stock in one or more series.  No shares of preferred stock are currently issued or outstanding.

The Delaware Charter authorizes the board of directors to issue up to five million (5,000,000) shares of preferred stock in one or more series.  No shares of preferred stock are currently issued or outstanding.

DISSOLUTION

Under the CBCA, the board of directors may submit a proposal of voluntary dissolution of the Company to the shareholders entitled to vote thereon. The board of directors must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.

Under the DGCL, NexCore Healthcare will be subject to the same voting requirement with respect to a dissolution if the board of directors of NexCore Healthcare initially approves the dissolution of NexCore Healthcare. Dissolution of NexCore Healthcare may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing.

DIVIDENDS

The Colorado Charter permits the board of directors to declare dividends from funds legally available for that purpose. This provision is subject to the CBCA requirement that the payment of distributions is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend. Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital and surplus, and therefore the foregoing limitation is the only limitation with respect to the declaration of dividends by the board of directors.

The Delaware Charter permits the board of directors to declare dividends from funds legally available for that purpose. This provision is subject to the DGCL requirement that permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. The DGCL defines surplus as the excess of the net assets of the corporation over the capital of the corporation. Unless the corporation’s board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the shares of stock having par value.

EXAMINATION OF BOOKS AND RECORDS

Under the CBCA, any record or beneficial shareholder of the Company may, upon 5 days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

The inspection rights of the stockholders are generally the same under the DGCL and the CBCA, except: (i) there is no requirement that a stockholder has been a stockholder for at least 3 months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if the corporation refuses to permit inspection or does not reply to the demand within 5 business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

FORUM SELECTION

The Colorado Charter did not specify a forum to resolve disputes.
The Delaware Charter designates the Delaware Court of Chancery as the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by a director, officer or other employee,  (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine.

BUSINESS COMBINATION STATUTE

The CBCA does not contain any business combination provisions.
Section 203 of the DGCL provides for a three-year moratorium on certain business combinations with “interested stockholders”(generally, persons who own, individually or with or through other persons, 15% or more of the corporation’s outstanding voting stock).

DISSENTERS’ (APPRAISAL) RIGHTS

Under the CBCA, shareholders are entitled to exercise dissenters’ appraisal rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided.

The DGCL provides appraisal rights in the case of a stockholder objecting to certain mergers or consolidations. The DGCL does not require, and the Delaware Charter does not grant, appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets.

DERIVATIVE ACTIONS

Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants’ reasonable expenses attributable to the defense of such action, exclusive of attorney’s fees. In addition, the Company may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by the Company or other parties named as defendants in the defense of such action, but not including attorney’s fees, if the shareholder instituting the action holds less than 5% of the outstanding shares of the Company, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.

The DGCL’s requirements for bringing derivative actions are substantially similar to those contained in the CBCA, except that the DGCL does not impose (i) the reasonable cause requirement and (ii) the security requirement imposed by the CBCA.

FRANCHISE TAX

There is no franchise tax in Colorado.
The DGCL requires corporations to pay franchise tax annually (current maximum is $165,000 a year).  Under current law, if the Company had been incorporated in Delaware for all of 2010, the Delaware franchise tax would have been approximately $7,700.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The following discussion addresses the material federal income tax consequences of the Reincorporation that are applicable to shareholders of the Company. The discussion does not deal with all federal income tax consequences that may be relevant to a particular shareholder, or any foreign, state or local tax considerations. Accordingly, shareholders are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the Reincorporation.

The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the Reincorporation.

The Company believes that the merger and the Reincorporation will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the shareholders upon consummation of the Reincorporation; (ii) the aggregate tax basis of shares of NexCore Healthcare common stock received in the Reincorporation will be the same as the aggregate tax basis of shares of the Company common stock exchanged in the Reincorporation; and (iii) the holding period of the shares of NexCore Healthcare common stock received in the Reincorporation will include the period for which shares of the Company common stock were held.

ACCOUNTING TREATMENT OF THE REINCORPORATION

For accounting purposes, the Company will be considered the accounting acquirer and NexCore Healthcare will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company as of and for all periods through the date of this Information Statement will be treated as the financial statements of NexCore Healthcare.

REGULATORY APPROVAL

            To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the Articles of Merger (including the Merger Agreement) with the Colorado Secretary of State and the filing of the Certificate of Merger with the Delaware Secretary of State.

DISSENTERS’ RIGHTS

Colorado law provides for dissenters’ rights of appraisal for shareholders of the Company in connection with the Reincorporation.  Summarized below are the dissenters’ rights and the statutory procedures required to be followed in order to perfect such rights. A copy of Article 113 of the CBCA, which is the provision governing dissenters’ rights under the CBCA, is attached to this Information Statement as Annex E. The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and such Article should be reviewed carefully by the shareholder. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters’ rights by the dissenting shareholder.

A record shareholder of the Company may assert dissenters’ rights as to fewer than all of the shares of Company stock registered in such record shareholder’s name only if the record shareholder did not vote in favor of the Reincorporation with respect to all shares beneficially owned by any one person.  A beneficial shareholder may assert dissenters’ rights as to the shares held on such beneficial shareholder’s behalf only if the beneficial shareholder caused the record shareholder to refrain from voting in favor of the Reincorporation with respect to all shares owned by the beneficial shareholder.

Within ten days after the Effective Time of the Reincorporation, the Company will provide a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under Article 113 of the CBCA.  A shareholder who receives a dissenters’ notice and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice, cause the Company to receive a payment demand and deposit the share certificates representing such dissenting holder’s shares of stock in the Company.

We will pay to the dissenting shareholder, if eligible, and if it has validly exercised its dissenters’ rights under Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting holder’s shares plus interest at the rate provided in Article 113 of the CBCA from the Effective Time of the reincorporation until the payment date. We also will provide the information required by Article 113 of the CBCA to the dissenting shareholder entitled to receive payment.

If the shareholder has validly exercised dissenters’ rights under Article 113 of the CBCA and believes that (i) the amount offered or paid is less than the fair value of such holder’s shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within sixty days of the deadline for receiving payment demand, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such holder’s estimate of the fair market value of such holder’s shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder’s demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder’s shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder’s demand for payment.

ITEM 2: AMENDMENT AND RESTATEMENT OF THE 2008 EQUITY COMPENSATION PLAN

On December 29, 2010, the Company amended and restated its 2008 Equity Compensation Plan (the “Amended and Restated Plan”) to increase the number of shares reserved for issuance thereunder to 5,050,000 shares and to make certain modifications to the way the 2008 Equity Compensation Plan is administered.

The purpose of the Amended and Restated Plan is to provide a means for our company and its subsidiaries and other designated affiliates (“Related Entities), to attract key personnel to provide services to our company and the Related Entities, as well as, to provide a means whereby those key persons can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of our company and its Related Entities and promoting the mutuality of interests between participants and our shareholders. A further purpose of the Amended and Restated Plan is to provide participants with additional incentive and reward opportunities designed to enhance the profitable growth of our company and its Related Entities, and provide participants with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

The terms of the Amended and Restated Plan provide for grants of stock options and restricted stock awards and performance awards that may be settled in cash, stock or other property. As of January 24, 2011, 2,525,000 shares are subject to awards under the Amended and Restated Plan.  The following is a summary of certain principal features of the Amended and Restated Plan. This summary is qualified in its entirety by reference to the complete text of the Amended and Restated Plan, which is attached as Annex D.

SHARES AVAILABLE FOR AWARDS; ANNUAL PER PERSON LIMITATIONS

Under the Amended and Restated Plan, the total number of shares of our common stock that may be granted is 5,050,000 shares, plus the number of shares with respect to which awards previously granted thereunder are forfeited, expire, terminate without being exercised or are settled with property other than shares, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements.

Awards with respect to shares that are granted to replace outstanding awards or other similar rights that are assumed or replaced by awards under the Amended and Restated Plan pursuant to the acquisition of a business are not subject to, and do not count against, the foregoing limit.

A committee of our Board of Directors (the “Committee”), is to administer the Amended and Restated Plan, as explained in the following Section titled “Administration.” The Committee is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of our company common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the our company common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

ELIGIBILITY

The persons eligible to receive awards under the Amended and Restated Plan are the officers, directors, employees and independent contractors of our company and our Related Entities. An employee on leave of absence may be considered as still in our employ or in the employ of a Related Entity for purposes of eligibility for participation in the Amended and Restated Plan.

ADMINISTRATION

Our Board of Directors shall select the Committee that will administer the Amended and Restated Plan.  All Committee members must be “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m) of the Code.  However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, our Board of Directors may exercise any power or authority granted to the Committee.  Subject to the terms of the Amended and Restated Plan, the Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our company common stock to which awards will relate, specify times at which awards will be exercisable or settle able (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Amended and Restated Plan and make all other determinations that may be necessary or advisable for the administration of the Amended and Restated Plan.

STOCK OPTIONS AND SARS

The Committee is authorized to grant stock options, including both incentive stock options or ISOs, which can result in potentially favorable tax treatment to the participant, and non qualified stock options entitling the participant to receive the amount by which the fair market value of a share of our company common stock on the date of exercise (or the “change in control price,” as defined in the Amended and Restated Plan, following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of our company common stock on the date of grant. For purposes of the Amended and Restated Plan, the term “fair market value” means the fair market value of our company common stock, awards or other property as determined by the Committee or under procedures established by the Committee.  Unless otherwise determined by the Committee or our Board of Directors, the fair market value of our company common stock as of any given date shall be the closing sales price per share of our company common stock as reported on the principal stock exchange or market on which our company common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported.  The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee. Options may be exercised by payment of the exercise price in cash as the Committee may determine from time to time.

RESTRICTED AND DEFERRED STOCK

The Committee is authorized to grant restricted stock. Restricted stock is a grant of shares of our company common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee.  A participant granted restricted stock generally has all of the rights of a shareholder of our company, unless otherwise determined by the Committee.

ACCELERATION OF VESTING; CHANGE IN CONTROL

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement, vesting shall occur automatically in the case of a “change in control” of our company, as defined in the Amended and Restated Plan.

AMENDMENT AND TERMINATION

Our Board of Directors may amend, alter, suspend, discontinue or terminate the Amended and Restated Plan or the Committee’s authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our company common stock are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the Amended and Restated Plan which might increase the cost of the Amended and Restated Plan or alter the eligibility of persons to receive awards.  Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the Amended and Restated Plan will terminate at such time as no shares of our company common stock remain available for issuance under the Amended and Restated Plan and our company has no further rights or obligations with respect to outstanding awards under the Amended and Restated Plan.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

The Amended and Restated Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

NONQUALIFIED STOCK OPTIONS

On exercise of a nonqualified stock option granted under the Amended and Restated Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of our company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date. If an optionee pays for shares of stock on exercise of an option by delivering shares of our company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

Our Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

INCENTIVE STOCK OPTIONS

The Amended and Restated Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised.  If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

Our company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period.  However, if there is a Disqualifying Disposition of a share, our company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

STOCK AWARDS

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock.  If, however, the stock is non-vested when it is received under the Amended and Restated Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.  A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Amended and Restated Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

SECTION 162 LIMITATIONS

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994.  Compensation that qualifies as “performance based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Our Company intends that options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such “performance based compensation,” so that such options will not be subject to the Section 162(m) deductibility cap of $1 million.  Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of our company to ensure that options under the Amended and Restated Plan will qualify as “performance based compensation” that is fully deductible by our company under Section 162(m).

IMPORTANCE OF CONSULTING TAX ADVISER

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change.  Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 15, 2010, about the beneficial ownership of our common stock by:

•	each director and Designee,
•	each named executive officer,
•	each beneficial owner of more than 5% of our common stock, and
•	all directors, Designees and executive officers as a group.

Except as listed in the table below, the address for all such persons is 1621 Eighteenth Street, Suite 250, Denver, Colorado, 80202.  As of such date, we had 49,455,841 shares of common stock outstanding.  Our common stock is our only class voting securities outstanding.  Our shareholders are entitled to one vote for each share of common stock they own.

Name and Address of Beneficial Owner		Number of Shares	Percent of Shares (1)

Gregory C. Venn	(2)	19,150,669	38.7%
Peter Kloepfer	(2)	19,150,669	38.7%
Robert Gross	(3)	--	--%
James W. Creamer III	(4)	665,066	1.3%
G. Brent Backman	(5)	11,815,397	23.9%
Brian Klemsz	(6)	2,392,625	4.8%
Richard Bloom		--	--%
Loren Snyder	(7)	--	--%
BOCO Investments, LLC 103 West Mountain Ave. Fort Collins, Colorado, 80524		15,137,385	30.6%
GDBA Investments, LLC 1440 Blake Street, Suite 310 Denver, Colorado 80202		11,935,789	24.1%
All directors, Designees and executive officers as a group (6 persons)		49,326,534	98.4%
*	Less than 1%

(1)	Based on 49,455,841 shares outstanding as of January 15, 2011.

(2)
Messrs. Venn and Kloepfer have the right to vote these shares pursuant to the terms of a Voting Trust, of which they are trustees.  Messrs. Venn and Kloepfer disclaim beneficial ownership of these shares except to the extent of their pecuniary interest therein.

(3)	Mr. Gross has a pecuniary interest in 3,237,734 shares, all of which have been deposited into the Voting Trust of which Messrs. Venn and Kloepfer are trustees.

(4)	Includes options to purchase 652,566 shares that were exercisable within 60 days of January 15, 2010.

(5)
Consists of 11,770,397 shares owned by GDBA Investments, LLC, which is controlled by Mr. Backman, and 45,000 shares that are owned by Mr. Backman’s adult children.  Mr. Backman disclaims beneficial ownership of the shares owned by his adult children.

(6)	Includes 225,000 shares owned by Mr. Klemsz’ spouse and minor child, and 1,645,000 shares held by WestMountain Asset Management, of which Mr. Klemsz is chief executive officer.

(7)	Mr. Snyder has a pecuniary interest in 364,794 shares, all of which have been deposited into the Voting Trust of which Messrs. Venn and Kloepfer are trustees.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

ANNEX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called the “Agreement”), dated as of Febuary __, 2011, is entered into between CapTerra Financial Group, Inc., a Colorado corporation (the “Company” or “CapTerra”) and NexCore Healthcare Capital Corp, a Delaware corporation and a wholly owned subsidiary of the Company (“NexCore Healthcare”).

RECITALS

WHEREAS, the board of directors of each of the Company and NexCore Healthcare deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into NexCore Healthcare, and that NexCore Healthcare be the surviving corporation (the “Reincorporation” or “Reincorporation Merger”); and

WHEREAS, the Company will submit this Agreement for approval by the shareholders of the Company;

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agrees as follows:

ARTICLE I

THE REINCORPORATION MERGER; EFFECTIVE TIME

1.1.    The Reincorporation.    Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into NexCore Healthcare whereupon the separate existence of the Company shall cease. NexCore Healthcare shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware.  The Reincorporation Merger shall have the effects specified in the Delaware General Corporation Law, as amended (the “DGCL”) and in the Colorado Business Corporation Act, as amended (the “CBCA”) and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2.    Effective Time.    Provided this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and NexCore Healthcare shall cause Articles of Merger to be filed with the Colorado Secretary of State (the “Colorado Articles of Merger”) and a Certificate of Merger to be filed with the Delaware Secretary of State   (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1.    The Certificate of Incorporation.    The certificate of incorporation of NexCore Healthcare in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2.    The Bylaws.    The bylaws of NexCore Healthcare in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1.    Officers.    The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2.    Directors.    The directors and the members of the various committees of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

4.1.    Effect of Merger on Capital Stock.    At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, NexCore Healthcare or shareholders of the Company:

(a)   Each share of common stock in the Company (other than shares (“Dissenting Shares”) that are owned by shareholders (“Dissenting Shareholders”) exercising dissenters’ rights pursuant to Article 113 of the CBCA), issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.001, of NexCore Healthcare, with the same rights, powers and privileges as the shares so converted and all shares of CapTerra stock shall be cancelled and retired and shall cease to exist.

(b)   Each option, warrant, purchase right, unit or other security of the Company issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of NexCore Healthcare.  The same number of common shares of NexCore Healthcare shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of common shares of the Company so reserved as of the Effective Time.

(c)   Each share of common or preferred stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.2.    Certificates.    At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented common stock (other than Dissenting Shares), preferred stock, or options, warrants, purchase rights, units or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective common stock, preferred stock, or options, warrants, purchase rights, units or other securities of NexCore Healthcare, as the case may be, into which the shares of common stock, preferred stock, or options, warrants, purchase rights, units or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock, preferred stock, or options, warrants, purchase rights, units or other securities of NexCore Healthcare, as the case may be, evidenced by such outstanding certificate, as above provided.

4.3    Dissenters’ Rights.    No Dissenting Shareholder shall be entitled to shares of common stock of NexCore Healthcare under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to dissent from the Reincorporation Merger under the CBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Article 113 of the CBCA with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of NexCore Healthcare common stock pursuant to Section 4.1 hereof.

ARTICLE V

[RESERVED]

ARTICLE VI

TERMINATION

        6.1.    Termination.    This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or NexCore Healthcare, or any of their respective shareholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

        7.1.    Modification or Amendment.    Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the shareholders of the Company shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement it such alteration or change would adversely affect the shareholders of any of the parties hereto.

        7.2.    Counterparts.    This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

        7.3.    GOVERNING LAW.    THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

        7.4.    Entire Agreement.    This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

        7.5.    No Third Party Beneficiaries.    This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        7.6.    Severability.    The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        7.7.    Headings.    The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.
CAPTERRA FINANCIAL GROUP, INC. a Colorado corporation

By

Name: Gregory C. Venn
Title: President and Chief Executive Officer

NEXCORE HEALTHCARE CAPITAL CORP a Delaware corporation

By

Name: Gregory C. Venn
Title: President and Chief Executive Officer

ANNEX B

CERTIFICATE OF INCORPORATION
 OF
 NEXCORE HEALTHCARE CAPITAL CORP

(A Delaware Corporation)

WHEREAS, the individual named below, desiring to form a corporation under the laws of the State of Delaware hereby causes this Certificate of Incorporation to be delivered to the Delaware Secretary of State for filing, pursuant to Section 103 of the Delaware General Corporation Law, and states as follows.

ARTICLE I

The name of the corporation is NexCore Healthcare Capital Corp

ARTICLE II

The address of the registered office of the corporation in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent. The name of its registered agent at such address is National Registered Agents, Inc.

ARTICLE III

          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

          A. Classes of Stock. The total number of shares of capital stock that the corporation shall have authority to issue is two hundred five million (205,000,000), of which two hundred million (200,000,000) shares of the par value of one thousandth of one cent ($0.001) shall be Common Stock (the “Common Stock”), and five million (5,000,000) shares of the par value of one thousandth of one cent ($0.001) each shall be Preferred Stock (the “Preferred Stock”). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of the corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in the certificate of incorporation of the corporation, the only stockholder approval required shall be the affirmative vote of a majority of the voting power of the Common Stock and the Preferred Stock so entitled to vote, voting together as a single class.

B. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

C. Common Stock.

          1. Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

          2. Voting Rights. Except as otherwise required by law or the certificate of incorporation of the corporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

          3. Dividends. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

          4. Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or the certificate of incorporation of the corporation, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

ARTICLE V

In furtherance and not in limitation of the powers conferred by the DGCL:

A. The Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation, without any action on the part of the stockholders.

B. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

C. The books of the corporation may be kept within or without the State of Delaware as the bylaws of the corporation may provide or as may be designated from time to time by the Board of Directors.

ARTICLE VI

A. The business and affairs of the corporation shall be managed by a Board of Directors. Each director shall serve until his successor shall be duly elected and qualified or until his earlier resignation, removal from office, death or incapacity.

B. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. Directors chosen pursuant to any of the foregoing provisions shall hold office until their successors are duly elected and have qualified or until their earlier resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, or by the certificate of incorporation or the bylaws of the corporation, may exercise the powers of the full board until the vacancy is filled.

ARTICLE VII

A. The bylaws may provide that action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting if the stockholders consent in conformance with the requirements of the DGCL.

B. Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Article VII, Paragraph B.

ARTICLE VIII

A. Limitation on Liability. To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended (including, but not limited to Section 102(b)(7) of the DGCL), a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL hereafter is amended to further eliminate or limit the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

B. Indemnification. Each person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified and advanced expenses by the corporation, in accordance with the bylaws of the corporation, to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect. The right to indemnification and advancement of expenses hereunder shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the certificate of incorporation or bylaws of the corporation, agreement, vote of stockholders or disinterested directors or otherwise.

C. Insurance. The corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

          D. Repeal and Modification. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

*      *      *

IN WITNESS WHEREOF, Amanda Bahena, Incorporator of the Corporation, has caused the Certificate of Incorporation to be executed this ____ day of January, 2011.

______________________________
Amanda Bahena, Incorporator
1650 Farnam Street
Omaha, Nebraska 68102

ANNEX C

BYLAWS
 OF
NEXCORE HEALTHCARE CAPITAL CORP

(A Delaware Corporation)

ARTICLE 1

Offices

1.1 Registered Office. The registered office of the corporation shall be set forth in the certificate of incorporation of the corporation.

1.2 Other Offices. The corporation may also have offices at such other places, either within or without the State of Delaware, as the board of directors of the corporation (the “Board of Directors”) may from time to time designate, or the business of the corporation may require.

ARTICLE 2

Meeting of Stockholders

2.1 Place of Meeting. Meetings of stockholders may be held at such place, either within or without the State of Delaware, as may be designated by or in the manner provided in these bylaws, or, if not so designated, at the principal executive offices of the corporation.  Any meeting held under this Article may be held by means of remote communication, in accordance with the provisions of the Delaware General Corporations Law.

2.2 Annual Meeting. Annual meetings of stockholders shall be held each year at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At each such annual meeting, the stockholders shall elect a Board of Directors to hold office until the succeeding annual meeting of stockholders after their election. The stockholders shall also transact such other business as may properly be brought before the meeting.

To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder of record. A motion related to business proposed to be brought before any stockholders’ meeting may be made by any stockholder entitled to vote if the business proposed is otherwise proper to be brought before the meeting. However, any such stockholder may propose business to be brought before a meeting only if such stockholder has given timely notice to the Secretary of the corporation in proper written form of the stockholder’s intent to propose such business. To be timely, the stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not more than one hundred twenty (120) days nor less than ninety (90) days in advance of the anniversary of the date of the corporation’s proxy statement provided in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section; provided, however, that nothing in this Section shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting.

The Chairman of the Board (or such other person presiding at the meeting in accordance with these bylaws) shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

2.3 Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, by the President or by a resolution duly adopted by the affirmative vote of a majority of the Board of Directors or shall be called by the President upon the written request of Stockholders of record holding in the aggregate twenty per cent (20%) or more of the outstanding shares of the Corporation entitled to vote.  Such written request must state the purpose or purposes of the meeting and be delivered to the President. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

2.4 Notice of Meetings. Except as otherwise provided by law or these bylaws, written notice of each meeting of stockholders, annual or special, stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting, except that if the number of the authorized shares of the Corporation are to be increased, at least thirty (30) days’ notice shall be given.

2.5 List of Stockholders. The officer in charge of the stock ledger of the corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. If the meeting is to be held at a place, then the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to gain access to such list shall be provided with the notice of the meeting.

2.6 Organization and Conduct of Business. The Chairman of the Board or, in his or her absence, the President of the corporation or, in his absence, such person as the Board of Directors may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order.

2.7 Quorum. Except where otherwise provided by law or the certificate of incorporation of the corporation or these bylaws, the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders.

2.8 Adjournments. If a quorum is not present or represented at any meeting of stockholders, a majority of the stockholders present in person or represented by proxy at the meeting and entitled to vote, though less than a quorum, or by any officer entitled to preside at such meeting, shall be entitled to adjourn such meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

2.9 Voting Rights. Unless otherwise provided in the certificate of incorporation of the corporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder.

2.10 Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the capital stock and entitled to vote present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation of the corporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

2.11 Record Date for Stockholder Notice and Voting. For purposes of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any other action to which the record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If the Board of Directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

2.12 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 11 months from its date, unless the proxy provides for a longer period. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Subject to the limitation set forth in the last clause of the first sentence of this section, a duly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (a) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (b) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted.

2.13 Inspectors of Election. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

2.14 Action in Lieu of a Meeting. Any action that could be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In order to be effective, all written consents must be delivered to the Secretary of the Corporation within 60 days of the earliest dated consent delivered to the Corporation.  Prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation.

ARTICLE 3

Directors

3.1 Number, Election, Tenure and Qualifications. The number of directors that shall constitute the entire Board of Directors shall be not fewer than three (3) nor more than seven (7). Within such range, the number of directors that shall constitute the entire Board of Directors shall be fixed from time to time by resolution adopted by a majority of the directors of the corporation then in office. No decrease in the number of authorized directors shall have the effect of removing any director before that director’s term of office expires. Members of the initial Board of Directors of the Corporation shall hold office until the first annual meeting of Stockholders. At each annual meeting of the stockholders, directors shall be elected, except as otherwise provided in Section 3.2, and each director so elected shall hold office until such director’s successor is duly elected and qualified or until such director’s earlier resignation, removal, death or incapacity.

Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations of persons for election to the Board of Directors must be (a) made by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) made by any stockholder of record of the corporation entitled to vote for the election of directors at the applicable meeting who complies with the notice procedures set forth in this Section 3.1. Directors need not be stockholders. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice shall be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation (i) in the case of an annual meeting of stockholders, not more than one hundred twenty (120) days nor less than ninety (90) days in advance of the anniversary of the date of the corporation’s proxy statement provided in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting and (B) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made. Such stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the person, (iv)  any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to any other information that is required to be provided by the stockholder pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder and (v) the nominee’s written consent to serve, if elected, and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder, and (iii) a description of all arrangements or understandings between such stockholder and each person the stockholder proposes for election or re-election as a director pursuant to which such proposed nomination is being made. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.

In connection with any annual meeting of the stockholders (or, if and as applicable, any special meeting of the stockholders), the Chairman of the Board (or such other person presiding at such meeting in accordance with these bylaws) shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

3.2 Enlargement and Vacancies. Except as otherwise provided by the certificate of incorporation, subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. Directors chosen pursuant to any of the foregoing provisions shall hold office until the next annual election and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, or by the certificate of incorporation or the bylaws of the corporation, may exercise the powers of the full board until the vacancy is filled.

3.3 Resignation and Removal. Any director may resign at any time upon written notice to the corporation at its principal place of business addressed to the attention of the President or the Secretary. Such resignation shall be effective upon receipt of such notice unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event.

3.4 Powers. The business of the corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation of the corporation or by these bylaws directed or required to be exercised or done by the stockholders.

3.5 Chairman of the Board. The directors shall elect a Chairman of the Board and may elect a Vice Chair of the Board, each to hold such office until their successor is elected and qualified or until their earlier resignation or removal. In the absence or disability of the Chairman of the Board, the Vice Chair of the Board, if one has been elected, or another director designated by the Board of Directors, shall perform the duties and exercise the powers of the Chairman of the Board. The Chairman of the Board of the corporation shall if present preside at all meetings of the stockholders and the Board of Directors and shall have such other duties as may be vested in the Chairman of the Board by the Board of Directors. The Vice Chair of the Board of the corporation shall have such duties as may be vested in the Vice Chair of the Board by the Board of Directors.

3.6 Place of Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware.

3.7 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as may be determined from time to time by the Board of Directors; provided, however, that any director who is absent when such a determination is made shall be given prompt notice of such determination.

3.8 Special Meetings. Special meetings of the Board of Directors may be called by the President, or by two or more directors then in office. Notice of the time and place, if any, of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or commercial delivery service, facsimile transmission, or by electronic mail or other electronic means, charges prepaid, sent to such director’s business or home address as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of holding of the meeting. In case such notice is delivered personally or by telephone or by commercial delivery service, facsimile transmission, or electronic mail or other electronic means, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

3.9 Quorum, Action at Meeting, Adjournments. At all meetings of the Board of Directors, a majority of directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, as it presently exists or may hereafter be amended, or by the bylaws of the corporation. For purposes of this Section 3.9, the term “entire Board of Directors” shall mean the number of directors last fixed by directors in accordance with the certificate of incorporation of the corporation; provided, however, that if fewer than all the number of directors so fixed have been elected (by the stockholders or the Board of Directors), the “entire Board of Directors” shall mean the greatest number of directors so elected to hold office at any one time pursuant to such authorization. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.10 Action Without Meeting. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.

3.11 Telephone Meetings. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any member of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or of any committee, as the case may be, by means of conference telephone or by any form of communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.12 Committees. The Board of Directors may, by resolution, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all of the lawfully delegated powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and make such reports to the Board of Directors as the Board of Directors may request or the charter of such committee may then require. Failure to submit such record, or failure of the Board to approve any action indicated therein will not, however, invalidate such action to the extent it has been carried out by the Corporation prior to the time the record of such action was, or should have been, submitted to the Board.  Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these bylaws for the conduct of its business by the Board of Directors.

3.13 Fees and Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE 4

Officers

4.1 Officers Designated. The officers of the corporation shall be chosen by the Board of Directors and shall be a President, one or more Vice Presidents as the Board may from time to time elect, a Secretary and a Treasurer, and such other Officers and Agents as may be deemed necessary.  Any number of offices may be held by the same person, unless the certificate of incorporation of the corporation or these bylaws otherwise provide.

4.2 Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose the Officers specifically designated in Section 4.1. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting, by written consent.

4.3 Tenure. Each officer of the corporation shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the vote choosing or appointing such officer, or until such officer’s earlier death, resignation, removal or incapacity. Any officer elected or appointed by the Board of Directors may be removed with or without cause at any time by the affirmative vote of a majority of the Board of Directors or a committee duly authorized to do so. Any vacancy occurring in any office of the corporation may be filled by the Board of Directors, at its discretion. Any officer may resign by delivering such officer’s written resignation to the corporation at its principal place of business to the attention of the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

4.4 The President. The President shall be the Chief Executive Officer of the Corporation and, subject to the direction and under the supervision of the Board of Directors, shall have general charge of the business, affairs and property of the Corporation, and shall have control over its Officers, Agents, and Employees.  The President shall preside at all meetings of the Stockholders and of the Board of Directors at which he is present.  The President shall do and perform such other duties and may exercise such other powers as these Bylaws or the Board of Directors from time to time may assign to him.

4.5 The Vice President. The Vice President (or in the event there be more than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his or her disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and be subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board of Directors, the President, the Chairman of the Board or these bylaws.

4.6 The Secretary. The Secretary shall attend all meetings of the Board of Directors and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors or the President, under whose supervision he or she shall act. The Secretary shall sign such instruments on behalf of the corporation as the Secretary may be authorized to sign by the Board of Directors or by law and shall countersign, attest and affix the corporate seal to all certificates and instruments where such countersigning or such sealing and attesting are necessary to their true and proper execution. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

4.7 The Treasurer. The Treasurer shall have supervision over the funds, securities, receipts and disbursements of the Corporation, cause all moneys and other valuable effects of the Corporation to be deposited in its name and to its credit, in such depositories as the Board of Directors or its designee shall select, cause the funds of the Corporation to be disbursed by checks or drafts upon authorized depositaries of the Corporation, which such disbursements have been duly authorized, keep correct books of accounts of all its business and transactions at the principal office of the Corporation, render an account of the financial condition of the Corporation and of his transactions as Treasurer to the President or the Board of Directors, whenever requested, be empowered to require from Officers or Agents of the Corporation reports or statements of any and all financial transactions of the Corporation, and in general, perform all duties and have all powers incident to the office of Treasurer and perform such other duties and have such other powers as from time to time may be assigned to him by these Bylaws, the Board of Directors, or the President.

4.8 Bond. If required by the Board of Directors, any Officer shall give the corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of such officer’s office and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in such officer’s possession or under such officer’s control and belonging to the corporation.

4.9 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

4.10 Fees and Compensation of Officers. The Board of Directors shall have the authority and sole discretion to fix the compensation of Officers and may delegate such authority to any person, in accordance with the provisions of Article 6.  No Officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.  Nothing contained in this Bylaw shall be construed so as to obligate the Corporation to pay any Officer a salary.

ARTICLE 5

Notices

5.1 Delivery. Whenever, under the provisions of law, or of the certificate of incorporation of the corporation or these bylaws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person’s address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Unless written notice by mail is required by law, written notice may also be given by commercial delivery service, facsimile transmission, electronic means or similar means addressed to such director or stockholder at such person’s address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery, in person or by telephone, shall be deemed given at the time it is actually given.

5.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation of the corporation or of these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE 6

Indemnification and Insurance

6.1 Indemnification of Officers and Directors. Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the corporation (or any predecessor), or is or was serving at the request of the corporation (or any predecessor) as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, employee benefit plan sponsored or maintained by the corporation, or other enterprise (or any predecessors of such entities) (hereinafter an “Indemnitee”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware (the “DGCL”), as the same exists or may hereafter be amended, including, but not limited to, Section 102(b)(7) of the DGCL (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended from time to time, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith. Each person who is or was serving as a director, officer, employee or agent of a subsidiary of the corporation shall be deemed to be serving, or have served, at the request of the corporation. The right to indemnification conferred in this Section 6.1 shall be a contract right.

Any indemnification (but not advancement of expenses) under this Article 6 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment). Such determination shall be made with respect to a person who is a director or officer at the time of such determination (a) by a majority vote of the directors who are not or were not parties to the proceeding in respect of which indemnification is being sought by Indemnitee (the “Disinterested Directors”), even though less than a quorum, (b) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum, (c) if there are no such Disinterested Directors, or if the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or (d) by the stockholders.

6.2 Indemnification of Others. This Article 6 does not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than those persons identified in Section 6.1 when and as authorized by the Board or by the action of a committee of the Board or designated officers of the corporation established by or designated in resolutions approved by the Board; provided, however, that the payment of expenses incurred by such a person in advance of the final disposition of the proceeding shall be made only upon receipt by the corporation of a written undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified under this Article 6 or otherwise.

6.3 Advance Payment. The right to indemnification under this Article 6 shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the corporation within thirty (30) days after the receipt by the corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under Section 6.1 or otherwise; and provided, further, that payment of such expenses incurred by other employees and agents of the corporation may be made by the corporation upon authorization by the Board in its discretion upon such terms and conditions, if any, as the Board deems appropriate.

Notwithstanding the foregoing, unless such right is acquired other than pursuant to this Article 6, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (a) by the Board of Directors by a majority vote of the Disinterested Directors, even though less than a quorum, or (b) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (c) if there are no Disinterested Directors or the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

6.4 Right of Indemnitee to Bring Suit. If a claim for indemnification (following final disposition of such proceeding) or advancement of expenses under this Article 6 is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the corporation.

6.5 Non-Exclusivity and Survival of Rights; Amendments. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 6 shall not be deemed exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation of the corporation, bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of the provisions of this Article 6 shall not in any way diminish or adversely affect the rights of any director, officer, employee or agent of the corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

6.6 Insurance. The corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such expenses, liability or loss under the DGCL.

6.7 Reliance. Persons who after the date of the adoption of this provision become or remain directors or officers of the corporation shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 6 in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article 6 shall apply to claims made against an Indemnitee arising out of acts or omissions that occurred or occur both prior and subsequent to the adoption hereof.

6.8 Severability. If any word, clause, provision or provisions of this Article 6 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article 6 (including, without limitation, each portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article 6 (including, without limitation, each such portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE 7

Capital Stock

7.1 Certificates for Shares. The shares of the corporation shall be represented by certificates. Certificates shall be signed by, or in the name of the corporation by the President and by the Secretary of the corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

7.2 Signatures on Certificates. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

7.3 Transfer of Stock. Shares of stock of the Corporation shall only be transferred on the books of the Corporation by the holder of record thereof or by his attorney duly authorized in writing, upon surrender to the Corporation of the certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require.  Surrendered certificates shall be cancelled and shall be attached to their proper stubs in the stock certificate book.

7.4 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.5 Lost, Stolen or Destroyed Certificates. The corporation may direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed and on such terms and conditions as the corporation may require. When authorizing the issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, to indemnify the corporation in such manner as it may require, and/or to give the corporation a bond or other adequate security in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE 8

General Provisions

8.1 Dividends. Dividends upon the capital stock of the corporation, subject to any restrictions contained in the DGCL or the provisions of the certificate of incorporation of the corporation, if any, may be declared by the Board of Directors at any regular or special meeting or by unanimous written consent. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the certificate of incorporation of the corporation.  A Director in relying in good faith upon the books of account of the Corporation or statements prepared by any of its officials as the value and amount of the assets, liabilities, and net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might property be declared and paid shall be fully protected.

8.2 Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

8.3 Corporate Seal. The Board of Directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word “Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board of Directors.

8.4 Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.5 Representation of Shares of Other Corporations. The President or any Vice President, the Treasurer, or the Secretary of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any corporation or corporations or similar ownership interests of other business entities standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares or similar ownership interests held by the corporation in any other corporation or corporations or other business entities may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

8.6 Books and Records. Any records maintained by a corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

8.7 Fiscal Year.  The Board of Directors shall, in its sole discretion, designate a fiscal year for the Corporation.

ARTICLE 9

Amendments

These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors pursuant to the applicable provisions of the certificate of incorporation of the corporation at (a) any regular meeting of the stockholders or of the Board of Directors or (b) any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws is contained in the notice of such special meeting.

ANNEX D

AMENDED AND RESTATED 2008 EQUITY COMPENSATION PLAN

1. Purpose. The purpose of this AMENDED AND RESTATED 2008 EQUITY COMPENSATION PLAN (the “Plan”) is to assist CAPTERRA FINANCIAL GROUP, INC., a Colorado corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, [(v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance], or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(m) “Director” means a member of the Board or the board of directors of any Related Entity.

(n) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(o) “Effective Date” means the effective date of the Plan, which shall be December 4, 2008.

(p) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(q) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(s) “Executive Committee” means the Executive Committee of the Board.

(t) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, acting in good faith, believes to be in accordance with Section 409A of the Code and the Treasury Regulations thereunder. Unless otherwise determined by the Committee, provided that such determination shall comply with the requirements of Treasury Regulation §1.409A-1(b)(5)(iv)(A), the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(u) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position, authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose any action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than any failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(v) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) [Reserved].

(x) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(y) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(z) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(aa) “Option Proceeds” means the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of the Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently, equal to the amount upon which the Participant’s withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares.

(bb) [Reserved].

(cc) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(dd) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ee) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ff) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(gg) “Restricted Stock Award” means an Award granted to a Participant under Section 6(c) hereof.

(hh) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(ii) “Shareholder Approval Date” means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(jj) “Shares” means the shares of common stock of the Company, par value $.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(kk) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ll) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Conformance to Section 409A of the Code. If, at any time, tax advisors to the Company determine that the terms of any outstanding Award result in additional tax or interest to the holder under Section 409A of the Code, the Committee shall have the authority to enter into an amendment of such Award, consistent with this Plan, that is designed to avoid such additional tax or interest. If any Award constitutes deferred compensation within the meaning of Section 409A of the Code, any acceleration of the payment of such Award upon a Change in Control as provided under this Plan shall occur only if the Change in Control constitutes, in the good-faith determination of the Committee, a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, under Section 409A of the Code. If any other payment under this Plan constitutes deferred compensation within the meaning of Section 409A of the Code and if the Plan fails to satisfy the requirements of Section 409A(a)(2), (3) or (4) of the Code with respect to such payment, such provision shall be operated in a manner that, in the good-faith determination of the Committee, seeks to bring the provision into compliance with those requirements while preserving as closely as possible the original intent of the provision.

   (d) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 5,050,000 provided, however, that 1,500,000 shall be reserved solely for issuance to members of the Board unless otherwise approved by the unanimous consent of the Board. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash, the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

     (i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan.

     (ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

     (iii) Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under the Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

     (iv) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may, subject to the provisions of the Plan, be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

     (v) [Reserved]

     (vi) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award; provided that any such election may not adjust the exercise price of the Award or result in the deferral of compensation. Subject to the provisions of this Section 6, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Colorado law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

     (i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted.

    (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure) and the form of such payment.

     (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

     (iv) Grants to Outside Directors and Executive Committee Members.

(A) The Company reserves the right to grant Options as follows: (1) each Outside Director who serves as a member of the Board may receive an Option as determined by the Committee, (2) each member of the Executive Committee who serves as a member of the Executive Committee may receive an Option as determined by the Committee; and (3) the person who serves as the Chairman of the Executive Committee may receive, in addition to any Options granted pursuant to (1) and (2) above, an Option as determined by the Committee. A Participant who serves in more than one capacity shall be eligible for the foregoing awards applicable to each capacity in which the individual serves. Options granted under this Section 6(b)(iv)(A) shall become exercisable in such equal installments on each of the anniversaries of the date on which the Option is granted as may be determined by the Committee. An Outside Director or member of the Executive Committee who previously was an Employee shall be eligible to receive grants under this Section 6(b)(iv)(A).

(B) Exercise Price. The exercise price under all Options granted to an Outside Director or member of the Executive Committee under this Section 6(b)(iv) shall be equal to 100% of the Fair Market Value of a Share on the date on which the Option is granted, payable in one of the forms determined by the Committee.

(C) Term. All Options granted to an Outside Director or member of the Executive Committee under this Section 6(b)(iv) shall terminate on the earliest of (a) the 10th anniversary of the date on which the Option is granted, (b) the date three (3) months after the termination of the service of the Outside Director or member of the Executive Committee for any reason other than death or total and permanent

Disability or (c) the date 12 months after the termination of such service because of death or total and permanent Disability.

(D) Other Awards. Outside Directors and members of the Executive Committee shall be eligible to receive any other Options or other Awards awarded by the Committee pursuant to this Plan.

     (v) Unless otherwise provided in any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate so as to preserve benefits under the Plan; provided, however, that any such change shall not:

(i) reduce the exercise price of an Option below the Fair Market Value of the Share subject to such Option on the date of issuance of the Option;

(ii) modify the Option within the meaning of Treasury Regulations § 1.409A-1(b)(5)(v)(B);

(iii) create a feature for the deferral of compensation that is inconsistent with Treasury Regulations § 1.409A-1(b)(5); or

(iv) reduce or limit a participant’s rights or benefits under the Plan or any award agreement.

(c) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

     (i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award or as otherwise set forth in an Award Agreement, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). In the absence of any mandatory reinvestment or other requirement, dividends shall be paid no later than March 15 following the calendar year in which such dividends are declared. During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

     (ii) Forfeiture. Except as otherwise determined by the Committee or as set forth in an Award Agreement, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

     (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

     (iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed. Any Shares distributed in connection with a stock split or stock dividend that are not subject to the restrictions and risk of forfeiture that apply to the related Restricted Stock shall be paid or distributed no later than March 15 following the calendar year in which such dividends are declared.

     (v) Grants to Outside Directors and Executive Committee Members. The Company reserves the right to grant an award of Restricted Stock as follows: (1) each Outside Director who serves as a member of the Board may receive a Restricted Stock Award as determined by the Committee, (2) each member of the Executive Committee who serves as a member of the Executive Committee may receive a Restricted Stock Award as determined by the Committee; and (3) the person who serves as the Chairman of the Executive Committee may receive, in addition to any Restricted Stock Awards granted pursuant to (1) and (2) above, a Restricted Stock Award as determined by the Committee. A Participant who serves in more than one capacity shall be eligible for the foregoing awards applicable to each capacity in which the individual serves. Restricted Stock Awards granted under this Section shall become exercisable in such equal installments on each of the anniversaries of the date on which the Restricted Stock Award is granted as may be determined by the Company. An Outside Director or member of the Executive Committee who previously was an Employee shall be eligible to receive grants under this Section.

(d) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law and conditioned upon the Committee obtaining the advice of counsel that such grant is not likely to result in additional tax and interest under Section 409A, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such other Stock-based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(d) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Substitute and Exchanged Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such substitute or exchange Awards may be granted at any time; provided, however, that the ratio of the exercise price to the Fair Market Value of the Shares subject to the Stock right immediately after the substitution or exchange is no greater than the ratio of the exercise price to the Fair Market Value of the Shares subject to the Stock right immediately before the substitution or exchange. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

8. Code Section 162(m) Provisions.

(a) Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. At the time of grant of an Award, the Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant.

(e) Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9. Change in Control.

(a) Effect of “Change in Control.” Subject to Section 9(a)(iv), upon the occurrence of a “Change in Control,” as defined in Section 9(b):

     (i) Any Option that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

     (ii) Any restrictions and forfeiture conditions applicable to a Restricted Stock Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control.

     (iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee shall determine whether the applicable performance goals and conditions have been satisfied in connection with the Change in Control.

     (iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option or Restricted Stock Award, then each outstanding Option or Restricted Stock Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option or Restricted Stock Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option or Restricted Stock Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option or Restricted Stock Award for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee. Any assumption or substitution of an Option pursuant to this Section 9(a)(iv) shall be designed to meet the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D).

(b) Definition of “Change in Control.” Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

     (i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest or any acquisition of any common shares by BOCO Investments, LLC or GDBA Investments, LLLP;(y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

     (ii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

     (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award Agreement. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee.

(c) Adjustments. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company, then the Committee shall, in such manner as it deems equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards and (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award; provided, however, that the ratio of the exercise price to the Fair Market Value of the Shares subject to the Stock right immediately after the substitution, exchange or adjustment is no greater than the ratio of the exercise price to the Fair Market Value of the Shares subject to the Stock right immediately before the substitution, exchange or adjustment.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Section 409A of the Code. The Plan shall be administered, operated, and interpreted such that all Awards granted hereunder are not considered deferred compensation subject to Section 409A of the Code and the Committee shall have the discretion, subject to the written consent of an affected Participant, to modify or amend any Award granted hereunder and any Award Agreement (and may do so retroactively); provided that any such modification or amendment is necessary to cause such Award to be exempt from Section 409A of the Code and does not materially and adversely affect the rights of such affected Participant.

(k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Colorado without giving effect to principles of conflict of laws, and applicable federal law.

(l) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and sub-plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(m) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

ANNEX E

COLORADO BUSINESS CORPORATION ACT
 Article 113
 Dissenters’ Rights

7-113-101. DEFINITIONS

For purposes of this article:

 (1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

 (2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

 (3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

 (4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

 (5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

 (6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

 (7) “Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

           (a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).

 (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote ofshareholders.

 (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

 (4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

 (1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

 (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS’ RIGHTS

 (1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

           (b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

 (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

7-113-203. DISSENTERS’ NOTICE

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

 7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

7-113-301. COURT ACTION

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.